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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 12, 2002
                                                          ---------------

                             IMS HEALTH INCORPORATED
                            ------------------------
             (Exact name of registrant as specified in its charter)



  Delaware                          001-14049                   06-1506026
  --------                          ---------                   ----------
(State of                       (Commission File Number)       (IRS Employer
incorporation)                                               Identification No.)


1499 Post Road
Fairfield, Connecticut                                          06824
----------------------                                          -----
(Address of principal executive offices)                      (Zip Code)

                                 (203) 319-4700
                                 --------------
                         (Registrant's telephone number,
                              including area code)



                                       N/A
      --------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Items 1-6.  Not Applicable.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements.

  None

(b) Pro Forma Financial Information.

  None


(c)   Exhibits

      99.1 Statement under Oath of Principal Executive Officer of IMS Health Incorporated

      99.2 Statement under Oath of Principal Financial Officer of IMS Health Incorporated

      99.3 Certification of Chief Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      99.4 Certification of Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      99.5  Press Release of the Registrant dated August 12, 2002




Item 8.  Not Applicable.

Item 9.  REGULATION FD DISCLOSURE.

On August 12, 2002, IMS Health Incorporated transmitted for filing with the Securities and Exchange Commission the Statements under Oath of its Principal Executive Officer and Principal Financial Officer in accordance with the order of the Commission dated June 27, 2002, requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934. Copies of the statements are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

In addition, on August 12, 2002, IMS Health Incorporated furnished to the Securities and Exchange Commission certifications of its Chief Executive Officer and Chief Financial

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Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of the
certifications are attached hereto as Exhibits 99.3 and 99.4 and are incorporated herein by reference.

Finally, on August 12, 2002, IMS Health Incorporated issued a press release announcing the filing of the statements and certifications described above. A copy of the press release is attached hereto as Exhibit 99.5 and incorporated by reference herein.

In accordance with General Instruction B.2. of Form 8-K, the information included or incorporated in this report, including Exhibits 99.1, 99.2, 99.3,
99.4 and 99.5, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such a filing.


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                                    SIGNATURE



              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    IMS HEALTH INCORPORATED


                                    By:  /s/ Robert H. Steinfeld
                                         -----------------------
                                    Name:    Robert H. Steinfeld
                                    Title:   Senior Vice President, General
                                                Counsel and Corporate Secretary




Date:  August 12, 2002